27. Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

27.        Subsequent events

In January 2021, the Group entered into a loan agreement with Silicon Valley Bank German Branch (SVB) which provides Affimed with up to €25 million in term loans in three tranches: €10 million available at closing, an additional €7.5 million upon the achievement of certain conditions, including milestones related to Affimed’s pipeline and market capitalization, and a third tranche of €7.5 million upon the achievement of certain additional conditions related to Affimed’s pipeline and liquidity. The first tranche of €10 million was drawn in February 2021. Pursuant to the terms of the agreement, the loans will bear interest at the greater of the European Central Bank Base Rate and 0%, plus 5.5%, and Affimed is entitled to make interest only payments through December 1, 2022, or June 1, 2023 if Affimed draws on the third tranche of the loans. The loans will mature at the end of November 2025.

On January 15, 2021 the Group issued 19,166,667 common shares at a price of $6.00 per share in a public offering and achieved gross proceeds before deducting underwriting discounts and commissions and estimated expenses of the offering of $115 million.

In the first quarter of 2021, based upon information available as of the date of this filing, including information regarding the share prices of publicly listed companies, we expect, on a preliminary basis, that the value of our investment in Roivant will decline by between $2.5 million and $3.5 million, before the impact of foreign exchange fluctuations. This estimate is subject to change based upon the completion of our procedures related to valuation of the investment.